1
EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350
Pursuant

to

18

U.S.C.

Section

1350,

the

undersigned

officer

of

Popular,

Inc.

(the

"Company"),

hereby
certifies

that

the

Company's

Report

on

Form

10-Q

for

the

quarter

ended

March

31,

2025

(the

"Report")

fully
complies with the requirements of Section

13(a) or 15(d), as applicable, of

the Securities Exchange Act of 1934

and
that

the

information

contained

in

the

Report

fairly

presents,

in

all

material

respects,

the

financial

condition

and
results of operations of the Company.
Dated:May 12, 2025
By:

/s/ Ignacio Alvarez
Name: Ignacio Alvarez
Title: Chief Executive Officer
A signed original of this written statement has been provided to the Company and will be retained by the
Company and furnished to the Securities and Exchange Commission or its staff upon request.